UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): January 5, 2006

                                   HIA Inc.
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              (Exact name of registrant as specified in its charter)

                       Commission file number 000-24445

         Colorado                                  16-1028783
(State or other jurisdiction of         (IRS Employer Identification No.)
incorporation or organization)

    1105 W 122nd Avenue
   Westminster, CO 80234                             80234

(Address of principal executive                    (Zip Code)
offices)

                                (303) 350-3282
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             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ]Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
    [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
    [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
    [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure

On January 5, 2006, HIA Inc. issued a press release announcing that a special meeting of the shareholders of HIA has been scheduled for February 13, 2006 for the purpose of approving a 1 for 45,000 reverse split of HIA's common stock and the payment of cash in lieu of fractional shares at the rate of $0.60 per pre split share. The press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

              99.1    Press Release issued January 5, 2006

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  HIA Inc.
                                (Registrant)

                                             /s/ Alan C. Bergold
                                             Alan C. Bergold
                                             Title:  President

                                             Date: January 5, 2006

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                                EXHIBIT INDEX

    Exhibit Number                                 Description
   ----------------                               -------------
         99.1                           Press Release issued January 5, 2006